UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2018

Conagra Brands, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7275	47-0248710
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 W. Merchandise Mart Plaza, Suite 1300 Chicago, Illinois		60654
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 549-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On September 27, 2018, Conagra Brands, Inc. (the “Company”) issued a press release which contained information on the Company’s first quarter fiscal 2019 financial results. The press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section and shall not be deemed to be incorporated by reference into any document filed under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 21, 2018, the Company held its 2018 Annual Meeting of Stockholders (the “Meeting”). The final voting results for the matters brought before the Meeting are set forth below.

1.	Election of Directors

The Company’s stockholders elected, for a one-year term, the following nominees for election to the Board of Directors. For each nominee, the votes cast for, the votes withheld and broker non-votes were as follows:

Director	For	Withhold	Broker Non-Votes
Anil Arora	295,060,354	1,194,072	52,959,924
Thomas K. Brown	295,083,184	1,171,242	52,959,924
Stephen G. Butler	287,429,685	8,824,741	52,959,924
Sean M. Connolly	295,313,547	940,879	52,959,924
Joie A. Gregor	294,831,218	1,423,208	52,959,924
Rajive Johri	293,795,220	2,459,206	52,959,924
Richard H. Lenny	293,727,603	2,526,823	52,959,924
Ruth Ann Marshall	291,123,186	5,131,240	52,959,924
Craig P. Omtvedt	295,037,281	1,217,145	52,959,924

2.	Ratification of Appointment of Independent Auditor for Fiscal 2019

The Company’s stockholders ratified the appointment of KPMG LLP, an independent registered public accounting firm, as the independent auditor of the Company for fiscal 2019. The votes cast for and against this proposal, as well as abstentions from voting, were as follows:

For	Against	Abstain
344,013,564	4,555,539	645,247

3.	Advisory Vote on Named Executive Officer Compensation

The Company’s stockholders approved, on an advisory basis, a resolution approving the Company’s named executive officer compensation. The votes cast for and against this proposal, as well as the abstentions and broker non-votes, were as follows:

For	Against	Abstain	Broker Non- Votes
278,206,212	16,298,709	1,749,505	52,959,924

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release issued September 27, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA BRANDS, INC.

By:	/s/ David Marberger
Name:	David Marberger
Title:	Executive Vice President, Chief Financial Officer

Date: September 27, 2018